Q4 2014 Earnings Release
Published February 9, 2015 (Earnings Conference Call February 10, 2015)
Lawrence Dewey, Chairman, President & Chief Executive Officer
David Graziosi, Executive Vice President & Chief Financial Officer
Exhibit 99.2

Safe Harbor Statement
The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private
Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks related to our substantial indebtedness;
our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison
Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison
Transmission’s Annual Report on Form 10-K for the year ended December 31, 2013.

Non-GAAP Financial Information
We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted
EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income, interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted
EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses.
Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-
recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use
Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability.
We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-
related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

4 Call Agenda Q4 2014 Performance 2015 Guidance

Q4 2014 Performance Summary
($ in millions)
Q4 2014 Q4 2013 % Variance
Net Sales $544 $491 10.9%
Gross Margin % 47.0% 43.1% +390 bps
Adjusted Net Income
(1)
$117 $78 50.7%
Adjusted Free Cash Flow
(1)
$129 $109 18.0%
Commentary
Net Sales: the increase was principally driven by the continued recoveries in the North America On-Highway and Off-
Highway end markets, and higher demand in the Service Parts, Support Equipment & Other end market, partially offset by lower demand in the Outside North America On-Highway and North America Hybrid-Propulsion Systems for Transit Bus
end markets.
Gross Margin: the increase was principally driven by increased net sales and price increases on certain products.
Adjusted Net Income: the increase was principally driven by increased net sales, price increases on certain products, decreased cash interest expense and favorable product warranty expense adjustments partially offset by increased global commercial spending activities and product initiatives spending, and a $3 million increase in technology-related license expenses.
Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities, decreased capital expenditures, increased excess tax benefit from stock-based compensation and a $3 million increase in technology-related license expenses.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q4 2014 Sales Performance
($ in millions)
End Markets Q4 2014 Q4 2013 % Variance Commentary
North America On-Hwy $256 $210 22%
Principally driven by higher demand for Rugged Duty Series
models
North America Hybrid-
Propulsion Systems for
Transit Bus
$17 $32 (47%)
Principally driven by intra-year movement in the timing of orders and lower demand due to engine emissions improvements and
non-hybrid alternatives that generally require a fully-automatic transmission (e.g. xNG)
North America Off-Hwy $36 $14 157%
Principally driven by higher demand from hydraulic fracturing applications
Defense $38 $35 9%
Principally driven by revenue deferred in the prior year period for certain tracked transmissions that were not shipped at the request of the U.S. government partially offset by previously considered reductions in U.S. defense spending to longer term averages
experienced during periods without active conflicts
Outside North America
On-Hwy
$65 $86 (24%) Principally driven by weakness in China Bus and Europe Truck
Outside North America
Off-Hwy
$19 $14 36%
Principally driven by improved demand in the China energy sector partially offset by lower demand in the global mining sector
Service Parts, Support
Equipment & Other
$113 $100 13%
Principally driven by higher demand for North America Off-
Highway service parts
Total $544 $491 11%

Q4 2014 Financial Performance
($ in millions, except share data) Q4 2014 Q4 2013 $ Var % Var Commentary
Net Sales $544.4 $491.0 $53.4 10.9%
Increase principally driven by the continued recoveries in the North America
On-Highway and Off-Highway end markets, and higher demand in the
Service Parts, Support Equipment & Other end market partially offset by lower demand in the Outside North America On-Highway and North
America Hybrid-Propulsion Systems for Transit Bus end markets
Cost of Sales $288.8 $279.6 ($9.2) (3.3%)
Gross Profit $255.6 $211.4 $44.2 20.9% Increase principally driven by increased net sales and price increases on certain products
Operating Expenses
Selling, General and Administrative Expenses $88.8 $87.4 ($1.4) (1.6%) Increase principally driven by increased global commercial spending activities partially offset by favorable product warranty expense adjustments
Engineering – Research and Development $33.6 $24.4 ($9.2) (37.7%) Increase principally driven by increased product initiatives spending and a $3 million increase in technology-related license expenses
Impairment Loss
(1)
$15.4 $0.0 ($15.4) N/A
Total Operating Expenses $137.8 $111.8 ($26.0) (23.3%)
Operating Income $117.8 $99.6 $18.2 18.3%
Interest Expense, net ($37.4) ($28.4) ($9.0) (31.7%) Increase principally driven by less favorable mark-to-market adjustments for LIBOR swaps partially offset by the expiration of certain LIBOR swaps, lower amortization of deferred financing charges and debt repayments
Other Expense, net ($2.6) ($3.7) $1.1 29.7%
Income Before Income Taxes $77.8 $67.5 $10.3 15.3%
Income Tax Expense ($27.3) ($24.6) ($2.7) (11.0%) Effective tax rates: 2014 35%; 2013 36%
Net Income $50.5 $42.9 $7.6 17.7%
Diluted Earnings Per Share $0.28 $0.23 $0.05 21.7% 2014: 182.3M shares;  2013: 187.9M shares
Adjusted Net Income
(2)
$117.1 $77.7 $39.4 50.7%
Adjusted EBITDA
(2)
$185.3 $152.7 $32.6 21.3%
Adjusted EBITDA excluding technology-related
license expenses
(2)
$188.1 $152.7 $35.4 23.2%
(1) Long-lived assets and accrued expenses related to the production of the H3000 and H4000 hybrid-propulsion systems.
(2) See Appendix for a reconciliation from Net Income.

Q4 2014 Cash Flow Performance
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.
($ in millions)
Q4 2014 Q4 2013 $ Variance % Variance Commentary
Net Cash Provided by
Operating Activities
$141 $138 $3 2.0%
Principally driven by increased net
sales and price increases on certain
products partially offset by
increased SG&A, product initiatives
spending, technology-related
license expenses and excess tax
benefit from stock-based
compensation
CapEx $27 $33 ($6) (20.2%)
Reduced maintenance and new
product initiatives spending
Adjusted Free Cash
Flow
(1)
$129 $109 $20 18.0%
Principally driven by increased cash
provided by operating activities,
decreased capital expenditures,
increased excess tax benefit from
stock-based compensation and
increased technology-related
license expenses
($ in millions)
Q4 2014 Q4 2013 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
9.4% 9.6% N/A (20 bps)
In line with prior period
Cash Paid for Interest $37 $46 ($9) (20.7%)
Principally driven by expiration of
certain LIBOR swaps and debt
repayments
Cash Paid for Income
Taxes
$1 $0 $1 -
In line with prior period

2015 Guidance – End Markets Net Sales Commentary
Allison expects first quarter net sales to be higher than the same period in 2014. The anticipated year-over-year increase in first quarter net sales is principally driven by higher demand in the North America On-Highway and Off-
Highway end markets, partially offset by previously considered reductions in Defense net sales and lower demand in the North America Hybrid-Propulsion Systems for Transit Bus end market.
End Market
2014
Net Sales
2015
Midpoint
Commentary
North America On-Hwy $988 +8% Principally driven by continued market recovery
North America Hybrid-
Propulsion Systems for
Transit Bus
$93 (13%)
Principally driven by engine emissions improvements and non-hybrid alternative technologies that generally require a fully-automatic transmission (e.g. xNG)
North America Off-Hwy $100 (30%) Principally driven by decreased demand from hydraulic fracturing applications
Defense $157 (34%)
Principally driven by continued reductions in U.S. defense spending to longer term averages experienced during periods without active conflicts
Outside North America
On-Hwy
$264 0%
Principally driven by increased fully-automatic penetration offset by continued
challenging market demand conditions
Outside North America
Off-Hwy
$81 (20%) Principally driven by continued weakness in the energy and mining sectors
Service Parts, Support
Equipment & Other
$444 (5%)
Principally driven by decreased demand for North America Off-Highway service parts
($ in millions)

2015 Guidance - Summary
Guidance Commentary
Net Sales Change from 2014 0 to (5) percent
Guidance reflects a cautious approach given the
heightened level of uncertainty and the lack of near term
visibility and confidence in the global Off-Highway end
markets. Our net sales outlook also assumes a continued
recovery in the North America On-Highway end market,
previously considered reductions in the U.S. defense
spending, continued weakness in the Outside North
America On-Highway end market and lower demand for
North America Hybrid-Propulsion Systems for Transit Bus.
Adjusted EBITDA Margin
34.0 to 35.5
percent
Principally driven by sales mix and volume timing
Adjusted Free Cash Flow ($ in millions)
$475 to $525
$2.60 to $2.90 per diluted share
CapEx
($ in millions)
Maintenance
New Product Programs
$60 to $65
$0 to $5
Subject to timely completion of development and sourcing
milestones
Cash Income Taxes ($ in millions)
$10 to $15
U.S. income tax shield and net operating loss utilization

11 APPENDIX Non-GAAP Financial Information * * * * * * * * *

Non-GAAP Reconciliations
(1 of 2)
$ in millions, Unaudited
2010 2011 2012 2013 2014 2013 2014
Net income $29.6 $103.0 $514.2 $165.4 $228.6 $42.9 $50.5
plus:
Interest expense, net                          277.5 217.3 151.2 132.9 138.4 28.4 37.4
Cash interest expense (239.1) (208.6) (167.3) (159.2) (140.0) (46.3) (36.7)
Income tax expense (benefit) 53.7 47.6 (298.0) 100.7 139.5 24.6 27.3
Cash income taxes                           (2.2) (5.8) (10.7) (3.8) (5.0) (0.3) (1.5)
Fee to terminate services agreement with Sponsors — — 16.0 — — — —
Technology-related investment expenses — — 14.4 5.0 2.0 2.5 —
Public offering expenses — — 6.1 1.6 1.4 0.7 —
Impairments — — — — 15.4 — 15.4
Amortization of intangible assets                154.2 151.9 150.0 105.3 98.8 25.2 24.7
Adjusted net income                           $273.7 $305.4 $375.9 $347.9 $479.1 $77.7 $117.1
Cash interest expense 239.1 208.6 167.3 159.2 140.0 46.3 36.7
Cash income taxes                           2.2 5.8 10.7 3.8 5.0 0.3 1.5
Depreciation of property, plant and equipment     99.6 103.8 102.5 98.7 93.8 24.6 22.8
(Gain)/loss on redemptions and repayments of long-term debt (3.3) 16.0 22.1 0.8 0.5 0.3 0.2
Dual power inverter module extended coverage (1.9) — 9.4 (2.4) 1.0 — 1.0
UAW Local 933 signing bonus — — 8.8 — — — —
Benefit plan re-measurement — — 2.3 — — — —
Unrealized loss (gain) on commodity hedge contracts 0.3 6.5 (1.0) 1.5 (1.0) 0.4 0.7
Unrealized (gain) loss on foreign exchange (0.2) 0.3 0.1 2.3 5.2 — 1.8
Premiums and expenses on tender offer for long-term debt — 56.9 — — — — —
Restructuring charges — — — 1.0 0.7 — —
Reduction of supply contract liability (3.4) — — — — — —
Other, net 10.9 8.6 7.0 13.8 14.7 3.1 3.5
Adjusted EBITDA                            $617.0 $711.9 $705.1 $626.6 $739.0 $152.7 $185.3
Adjusted EBITDA excluding technology-related license expenses $617.0 $711.9 $717.1 $632.6 $745.1 $152.7 $188.1

Net Sales $1,926.3 $2,162.8 $2,141.8 $1,926.8 $2,127.4 $491.0 $544.4
Adjusted EBITDA margin                32.0% 32.9% 32.9% 32.5% 34.7% 31.1% 34.0%
Adjusted EBITDA margin excl technology-related license expenses 32.0% 32.9% 33.5% 32.8% 35.0% 31.1% 34.6%
Three months ended
December 31, For the year ended December 31,
Adjusted Net Income and Adjusted EBITDA reconciliation
(1) Includes charges or income related to benefit plan adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.
(1)

Non-GAAP Reconciliations
(2 of 2)
$ in millions, Unaudited
2010 2011 2012 2013 2014 2013 2014
Net Cash Provided by Operating Activities
$388.9 $469.2 $497.5 $453.5 $556.9 $138.1 $140.9
(Deductions) or Additions:
Long-lived assets (73.8) (96.9) (123.9) (74.4) (64.1) (33.2) (26.5)
Fee to terminate services agreement with Sponsors — — 16.0 — — — —
Technology-related license expenses — — 12.0 6.0 6.1 — 2.8
Excess tax benefit from stock-based compensation — — 5.3 13.7 24.6 4.4 11.8
Adjusted Free Cash Flow $315.1 $372.3 $406.9 $398.8 $523.5 $109.3 $129.0
Net Sales                                     $1,926.3 $2,162.8 $2,141.8 $1,926.8 $2,127.4 $491.0 $544.4
Adjusted Free Cash Flow (% to Net Sales) 16.4% 17.2% 19.0% 20.7% 24.6% 22.3% 23.7%
Three months ended
December 31, For the year ended December 31,
Adjusted Free Cash Flow reconciliation